Exhibit 10(k)


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                                 TRUST AGREEMENT


                                     BETWEEN


                      EMPIRE INSURANCE COMPANY, AS GRANTOR,


                                       AND

                DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE


                          DATED AS OF JANUARY 31, 2003





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                                 TRUST AGREEMENT

           THIS TRUST AGREEMENT, dated as of January 31, 2003 (the "AGREEMENT"), is by and between EMPIRE INSURANCE COMPANY, a New York domiciled insurer ("GRANTOR") and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (the "TRUSTEE"). The Grantor and the Trustee are hereinafter each sometimes referred to individually as a "PARTY" and collectively as the "PARTIES".

                              W I T N E S S E T H:

           WHEREAS, the Grantor desires to convey assets ("ASSETS") to the Trustee for deposit to a trust account (the "TRUST ACCOUNT") established and maintained in accordance with the terms of this Agreement in an amount sufficient to provide for payment of its Retention Bonus and/or Severance Obligations (as defined in section 13, hereof) with respect to its Employees; and

           WHEREAS, the Trust is established for the benefit of certain Beneficiaries, each of which is currently an employee of the Grantor and is potentially entitled to the payment of salary, Retention Bonus and Severance Obligations in accordance with Retention Letters sent to certain Beneficiaries or in accordance with the Grantor's severance program as defined in the Grantor's Employee Handbook; and

           WHEREAS, the Trustee has agreed to act as Trustee hereunder, and to accept, hold and release the Assets and/or the proceeds thereof, in accordance with the terms of this Agreement; and

           WHEREAS, this Agreement is made for the benefit of the Beneficiaries and for the purpose of setting forth the duties and powers of the Trustee and the rights of the Grantor and the Beneficiaries with respect to the Trust Assets.

           NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

           1. APPOINTMENT OF TRUSTEE; CONVEYANCE OF ASSETS

                     1.1 APPOINTMENT OF TRUSTEE. The Grantor hereby appoints and authorizes Deutsche Bank to act as Trustee as provided herein and to exercise such powers under this Agreement as are delegated to the Trustee by the terms hereof, together with all such powers as are reasonably incidental thereto. The Trustee hereby accepts such appointment and agrees to exercise such powers and perform such functions from time to time as are specifically delegated to the Trustee by the terms hereof.

                     1.2 ESTABLISHMENT OF TRUST ACCOUNT. The Grantor shall establish the Trust Account with the Trustee and the Trustee shall administer the Trust Account in its name as Trustee for the benefit of the Beneficiaries, upon the terms and conditions set forth herein. The Trust Account shall be subject to withdrawal only as expressly provided herein.


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                     1.3 CONVEYANCE OF ASSETS TO TRUSTEE. Concurrently with the execution of this Trust Agreement, the Grantor shall transfer, assign, set-over, and otherwise convey to the Trustee, for deposit into the Trust Account for the benefit of the Beneficiaries, all right, title and interest of the Grantor in, to and under Assets in the amount of $3,727,299 for Retention Bonus and/or Severance Obligations estimated as of December 31, 2002, other than the Grantor's reversionary interest in the Assets upon payment of all Retention Bonus and/or Severance Obligations. The foregoing transfer, assignment, set-over and conveyance is intended to vest title to the Assets in the Trustee.

           2. WITHDRAWAL OF TRUST ASSETS FROM TRUST ACCOUNT

                     2.1 BENEFICIARIES' RIGHTS TO WITHDRAW ASSETS. Each person that is a Beneficiary shall have the right to withdraw from the Trust Account, subject only to written notice from the Beneficiary to the Grantor and the Trustee in the form annexed hereto as Exhibit A-1 or Exhibit A-2 (each of Exhibit A-1 and Exhibit A-2 being referred to herein as a "WITHDRAWAL NOTICE") and to the objection period set forth in Section 2.3 hereof, the Trust Assets described in such Withdrawal Notice. A Withdrawal Notice may also designate a third party (the "DESIGNEE") to whom Trust Assets specified therein shall be delivered. The Beneficiary need present no statement or document to the Trustee in addition to a Withdrawal Notice in order to withdraw any Trust Assets. Except as provided in Sections 2.2, 4, 5 and 6 hereof, no person other than the Beneficiary may direct a withdrawal of assets from the Trust Account.

                     2.2 GRANTOR'S RIGHT. The Grantor shall have the right, upon presentation to the Trustee of a release (a "Release"), in the form annexed hereto as Exhibit B-1 or B-2, or upon the expiration of twenty-two business days from the Trustee's receipt of Termination Affidavits, as defined and described in section 12 hereof, signed by two of the individuals whose names are included in Exhibit E hereto, to withdraw, in respect of the Grantor's reversionary interest in the Assets, Assets in the amount stated in such Release, provided, however, that if the Trustee receives, within twenty business days from the Trustee's receipt of such Termination Affidavits, written notice from any Beneficiary described in such Termination Affidavits stating that such Beneficiary disputes the Grantor's right to payment from the Trust Account, the Trustee shall not permit the withdrawal (stated in the Termination Affidavits) from the Trust Account until the Trustee receives a Final Order or Settlement Agreement (each as defined in section 13, hereof), accompanied by a certification from the party presenting such Final Order or Settlement Agreement to the Trustee to the effect that the document presented is a Final Order or Settlement Agreement, as the case may be, stating that such withdrawal is permitted. In permitting any withdrawal described in this section 2.2, the Trustee shall be completely protected in conclusively relying upon any two Termination Affidavits, and any Release, Final Order or Settlement Agreement, and on any related certification.

                     2.3 TRANSFER BY THE TRUSTEE. An objection, if any, by the Grantor to the withdrawal of Assets stated in a Withdrawal Notice must be made by the Grantor, in writing, to the Trustee and the Beneficiary on or before the expiration of the twentieth business day after the Grantor's receipt of the Withdrawal Notice. If no objection is made by the Grantor to the Withdrawal Notice, the Trustee shall, no sooner than twenty two Business Days and no later than twenty seven Business Days, after its receipt of a Withdrawal Notice, take any and all steps to transfer absolutely and unequivocally all right, title, and


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interest in the Trust Assets specified in such Withdrawal Notice to, or for the account of, the Beneficiary or such Designee as specified in such Withdrawal Notice. The Trustee shall be protected in conclusively relying upon any written demand of the Beneficiary for such withdrawal, including any Withdrawal Notice, Final Order, Settlement Agreement and any related certification. In the event that the Trustee receives timely objection by the Grantor to a Withdrawal Notice, the Trustee shall retain the Assets described in the Withdrawal Notice until the Grantor or the Beneficiary presents a Final Order or Settlement Agreement (accompanied by the certification described in section 2.2 hereof), each as defined in Section 13, hereof.

           3. APPLICATION OF TRUST ASSETS

                     3.1 WITHDRAWAL PURPOSES. Trust Assets may be withdrawn for the following purposes only:

                  (a) to pay pursuant to a Withdrawal Notice, or to reimburse the Grantor pursuant to a Release (as described in Section 4.1, below) for the payment of, Retention Bonus and/or Severance Obligations to Retained Empire Employees in accordance with the terms of a Retention Letter or the provisions of the Grantor's Employee Handbook relating to severance for employees of the Grantor;

                  (b) to release the Trust Assets to the Grantor in accordance with Sections 4, 5 and 6, hereof;

provided, however, that the Trustee shall not permit any Withdrawal until the Grantor has furnished to the Trustee an initial Beneficiary List in the form described in section 3.2, hereof.

                     3.2 MAINTENANCE OF BENEFICIARY LIST. The Trustee shall maintain a list of Beneficiaries (a "Beneficiary List"), which will be, initially, in the form of the counterparts that are each designated as, and considered as a whole to be, Exhibit C hereto, and which may be amended from time to time in accordance with section 3.3 hereof, upon:

                  (a) Receipt by the Trustee of written notification from the Grantor that a Beneficiary (or Beneficiaries) should be added to the Beneficiary List, or

                  (b)   Receipt by the Trustee of a Release, as described in
                        section 4.1 below, or a Termination Affidavit, as described in section 2.2, above, indicating that the Grantor's Retention Bonus and/or Severance Obligation with respect to a Beneficiary has been fully satisfied or otherwise terminated, eliminated or discharged.

                     3.3 REMOVAL OF BENEFICIARY FROM BENEFICIARY LIST. The Trustee shall, subject to the resolution of any dispute described in section 2.2 hereof and the Trustee's receipt of a Final Order or Settlement Agreement accompanied by an appropriate certification as described in Section 2.2 hereof, remove a Beneficiary described in a Release or a Termination Affidavit received by the Trustee in accordance with section 3.2 (b) from the Beneficiary List, and such Beneficiary will cease to be a Beneficiary under this Agreement.


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                     3.4 CONFIDENTIALITY OF INFORMATION CONTAINED IN BENEFICIARY
LIST. With the exception of the names of individuals designated as Beneficiaries on the Beneficiary List List and except as permitted in Sections 7.3 and 7.5 hereof, the information contained in the Beneficiary List, including, but not limited to, the amount of the Grantor's Retention Bonus and/or Severance Obligation owed or potentially owed to any individual Beneficiary or group of Beneficiaries, shall be confidential and, notwithstanding any other provision of this Agreement, shall not be revealed or disclosed by the Trustee to any Beneficiary. Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, (ii) disclosure of any and all information
(A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Trustee's business or that of its affiliates, (C) Pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Trustee or an affiliate or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by the Agreement approved in advance by the Grantor or
(E) to any affiliate, independent or internal auditor, agent, employee or attorney of the Trustee having a need to know the same, provided that the Trustee receives approval from the Grantor and advises such recipient of the confidential nature of the information being disclosed, or (iii) any other disclosure authorized by Grantor and the relevant Beneficiaries as applicable.

                     3.5 LIMITATIONS ON THE TRUSTEE'S DUTIES. The Trustee shall have no duty or responsibility whatsoever to determine that any Trust Assets withdrawn from the Trust Account pursuant to Section 2 of this Agreement will be used and applied in the manner provided by Section 3.1.

           4. RELEASE OF TRUST ASSETS FROM TRUST ACCOUNT

                     4.1 RELEASE OF TRUST ASSETS TO GRANTOR. The Trustee shall release to the Grantor within ten Business Days of execution and delivery by the Beneficiary or the Grantor to the Trustee of a Release, in the form annexed hereto as Exhibit B-1 or B-2, indicating that the Grantor's Retention Bonus and/or Severance Obligation with respect to the Beneficiary has been paid or in part or in full by the Grantor, all or a portion of the Trust Assets equal to the amount indicated in such Release.

                     4.2 GRANTOR'S RIGHT TO REVERSION. To the extent that the Grantor has satisfied all Retention Bonus and/or Severance Obligations, or a change in the existing applicable law eliminates all or a portion of the Retention Bonus and/or Severance Obligations, the Grantor shall be entitled to receive all Assets remaining in the Trust, upon the presentation to the Trustee of a Release or a Termination Affidavit (or in the event of a dispute as described in section 2.2 hereof a Final Order or a Settlement Agreement resolving such dispute) with respect to the last remaining Beneficiary, or an affidavit of the Grantor stating that all Beneficiaries' claims to Retention Bonus and/or Severance Obligations have been eliminated.


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                     4.3 DELIVERY TO GRANTOR. The Trustee shall pay and deliver
Trust Assets to the Grantor by delivering such Assets in accordance with the instructions stated in Section 14.6, hereof.

           5. REDEMPTION, INVESTMENT AND SUBSTITUTION OF ASSETS

                     5.1 SUBSTITUTIONS. From time to time, the Grantor may direct the Trustee to substitute Eligible Securities of comparable Market Value for other securities presently held in the Trust Account. The Trustee shall have no responsibility whatsoever to determine the value of such substituted securities or that such substituted securities constitute Eligible Securities.

                     5.2 INVESTMENT ORDERS. Any instruction or order concerning an investment or substitution of securities shall be referred to herein as an "Investment Order" and shall be in writing by the Grantor. The Trustee shall have no obligation to invest and reinvest any cash held in the Trust Account in the absence of timely and specific written Investment Orders from the Grantor. The Trustee shall execute Investment Orders given by the Grantor and settle securities transactions by itself or by means of an agent or broker. The Trustee shall not be responsible for any act or omission unless said action is the result, in whole or in part, of the Trustee's gross negligence, willful misconduct or lack of good faith, nor shall the Trustee be responsible for any loss resulting from the insolvency or bankruptcy of any such agent or broker. The Trustee shall have no obligation to invest or reinvest the Trust Assets if deposited with the Trustee after 11:00 a.m. (E.S.T.) on such day of deposit. Investment Orders received after 11:00 a.m. (E.S.T.) will be treated as if received on the following business day. The Trustee shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the Trust Assets. Subject to the provisions of section 6, hereof, any interest or other income received on such investment and reinvestment of the Trust Assets shall become part of the Trust Assets and any losses incurred on such investment and reinvestment of the Trust Assets shall be debited against the Trust Assets. If a selection is not made and a written direction not given to the Trustee, the Trust Assets shall remain uninvested with no liability for interest therein. In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The trustee shall have no liability in respect of losses incurred as a result of the failure of the Grantor to provide timely written investment direction.

                     5.3 ADDITIONAL DEPOSITS. The Grantor may at any time after the effective date of this Agreement assign, convey, transfer and deliver Eligible Securities (in addition to those Eligible Securities delivered initially to fund the Trust Account) to the Trustee for inclusion in the Trust Account.

                     5.4 INVESTMENT LOSSES. Any loss incurred from any investment pursuant to the terms of this Section 5 shall be borne exclusively by the Trust Account.

                     5.5 MATURING TRUST ASSETS. The Trustee shall surrender for payment all maturing Trust Assets and all Trust Assets called for redemption and deposit the principal amount of the proceeds of any such payment into the Trust Account.


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           6. DIVIDENDS, INTEREST AND OTHER INCOME

           All dividends, distributions, interest and other income resulting from the Trust Assets shall be the property of the Grantor. To the extent that the Trustee shall collect and receive such income from the Trust Assets, upon request from the Grantor, it shall pay over the amount of such income to the Grantor within 10 business days, provided, that if such day is not a day on which banks in the State of New York are open, the Trustee shall pay over such income on the next preceding banking day, and, provided, further, that the Trustee shall have no obligation with respect to the collection of such income.

           7. ADDITIONAL RIGHTS AND DUTIES OF THE TRUSTEE

                     7.1 ACTION UPON INSTRUCTION. The Trustee shall accept instructions from the Grantor and/or a Beneficiary in the forms described herein and give such notice or direction, take such action, exercise such right, power or remedy or perform such obligation under and pursuant to the terms of this Agreement or in respect of all or any portion of the Trust Assets, as shall be specified in such instructions. The Trustee shall also notify the Grantor of deposits to, withdrawals from and substitutions in the Trust Account within ten calendar days following the last day of each preceding month.

                     7.2 DEPOSIT OF ASSETS. The Trustee may deposit the Assets consisting of securities or securities entitlements in a book-entry account maintained at the Federal Reserve Bank of New York or in depositories such as the Depository Trust Company. The Trustee may hold the Assets in its vaults or may hold on deposit portions of the Assets with such depositories or subcustodians that provide handling, clearance, or safekeeping services. The Trustee shall be responsible for the selection of such agents subject to the approval of the Grantor, but shall not be liable to the Grantor and the Beneficiaries for the acts or omissions of such agents appointed with due care. The Trustee will use the same care with respect to the safekeeping of the Assets as it uses in respect of its own similar property.

                     7.3 MONTHLY REPORTS. The Trustee shall furnish to the Grantor as of the date of the inception of the Trust Account, and at the end of each calendar month thereafter, a written statement identifying in reasonable detail the Trust Assets then on deposit in the Trust Account on the last day of such calendar month. In the event that a Beneficiary or Beneficiaries make a written request to the Trustee for a statement identifying the Trust Assets on deposit in the Trust Account, the Trustee shall furnish such information to such Beneficiary(ies) only upon the Trustee's receipt of written consent from the Grantor, which consent is signed by two authorized signatories of the Grantor named in the attached Exhibit E, to the release of a written statement in the same form as is required herein to be furnished to the Grantor. In the event that the Grantor does not provide such consent, the Trustee shall not furnish information regarding the Trust Account and/or the Trust Assets to the Beneficiary(ies).

                     7.4 TRANSFER OF TRUST ASSETS. Except as may otherwise be expressly provided herein, the Trustee shall not have any power to sell, assign, transfer, encumber, pledge, or grant any security interest in, or consent to the placement of any lien upon or against the Trust Assets.


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                     7.5 AUDIT. Upon the written request of, and at the expense of, the Grantor, the Trustee shall promptly permit the Grantor, its respective agents, employees and independent auditors to examine, audit, excerpt, transcribe, and copy, during the Trustee's normal business hours, any books, documents, papers, and records relating to the Trust Account or the Trust Assets. In the event that a Beneficiary or Beneficiaries make a written request to the Trustee, the Trustee shall permit such Beneficiary(ies) to examine, audit, excerpt, transcribe, and copy, during the Trustee's normal business hours, any books, documents, papers, and records relating to the Trust Account or the Trust Assets only upon the Trustee's receipt of written consent thereto from the Grantor, which written consent is signed by two authorized signatories of the Grantor named in the attached Exhibit E. In the event that the Grantor does not provide such consent, the Trustee shall not furnish to the Beneficiary(ies), or permit the examination or audit by the Beneficiary(ies) of, information regarding the Trust Account and/or the Trust Assets.

                     7.6 RELIANCE UPON WRITTEN INSTRUCTIONS. The Trustee is authorized to follow and conclusively rely upon all written instructions given, in accordance with the terms of this Agreement, jointly by any two officers of the Grantor named in Exhibit E, as amended and updated from time to time by the Grantor, or a Beneficiary under the written authority furnished to the Trustee by a Beneficiary, including without limitation, instructions given by letter or facsimile transmission, if the Trustee believes such instructions to be genuine and to have been signed by the proper party or parties, and the Trustee shall be fully protected in acting or refraining from acting, as the case may be, in accordance with such written instructions. The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on such instructions. The Trustee shall not incur any liability in executing instructions (i) from any attorney-in-fact or (ii) from any officer of the Grantor or Beneficiary, named in an incumbency certificate delivered hereunder prior to receipt by it of a more current certificate.

                     7.7 NO IMPLIED DUTIES. The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall be liable for its own gross negligence, willful misconduct, or lack of good faith.

                     7.8 NO VIOLATION. No provision of this Agreement shall require the Trustee to take any action, which in the Trustee's reasonable judgment, would result in any violation of this Agreement, or any provision of law.

                     7.9 NO LIABILITY. Notwithstanding anything in this Agreement to the contrary, in no event shall the Trustee or any of its officers, directors, employees or agents be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought. The Trustee shall not be responsible for the existence, genuineness or value of the Trust Assets, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Trustee. The Trustee shall not be responsible for the validity of title to the Trust Assets, for insuring the Trust Assets or for the payment of taxes, charges assessments or liens upon the Trust Assets. The Grantor (for itself and any person and/or


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entity claiming through it) hereby releases, waives, discharges, exculpates, and covenants not to sue, the Trustee for any action taken or omitted to be taken in accordance with the terms of this Agreement, except to the extent that such action is caused by the Trustee's gross negligence, willful misconduct or lack of good faith.

                     7.10 NO EXPENDITURES OF TRUSTEE'S FUNDS. None of the provisions of this Agreement shall require the Trustee to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it.

                     7.11 RELIANCE ON ADVICE OF COUNSEL. The Trustee may consult with counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

           8. COMPENSATION AND INDEMNIFICATION OF THE TRUSTEE

                     8.1 COMPENSATION. The Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee computed at rates as may be agreed to from time to time in writing between the Trustee and the Grantor. The Grantor shall pay or reimburse the Trustee for all of the Trustee's expenses and disbursements in connection with its duties under this Agreement (including reasonable attorney's fees and expenses), except any such expense or disbursement as may arise from the Trustee's gross negligence, willful misconduct or lack of good faith. Notwithstanding anything contained herein to the contrary, the Trustee shall be entitled to deduct its compensation and expenses from payments of distributions, interest and other income in respect of the Trust Assets prior to the delivery thereof to the Grantor, and shall have a lien prior to the Beneficiaries on such Assets with respect to any amount payable to the Trustee hereunder, provided the Trustee provides the Grantor with advance written notice advising of such deduction.

                     8.2 INDEMNITY. The Grantor also hereby agrees to indemnify the Trustee and its officers, directors, employees and agents for, and hold it harmless from and against, any loss, liability, claims, obligations, damages, injuries (to person, property, or natural resources), penalties, stamp, or other similar taxes, action suits, judgments, costs or expenses (including reasonable attorney's fees and expenses) of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Trustee directly or indirectly relating to, or arising out of, claims against the Trustee by reason of its participation in the transactions contemplated hereby, including without limitation all reasonable costs required to be associated with claims for damages to persons or property, and reasonable attorneys' and consultants' fees and expenses, court costs and any loss, liability, costs or expenses arising out of or in connection with the role of the Trustee hereunder except to the extent caused by the Trustee's gross negligence, will misconduct or lack of good faith. The Grantor hereby acknowledges that the foregoing indemnities shall survive the resignation or removal of the Trustee or the termination of this Agreement.


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           9. RESIGNATION AND REMOVAL OF THE TRUSTEE

                     9.1 RESIGNATION. The Trustee may resign at any time by giving not less than sixty calendar days' advance written notice thereof to the Grantor, which resignation shall be effective on the Effective Date (as defined below).

                     9.2 REMOVAL. The Trustee may be removed by the Grantor delivering to the Trustee at least sixty calendar days' advance written notice of removal, signed by the Grantor, which removal shall be effective on the Effective Date.

                     9.3 APPOINTMENT OF A SUCCESSOR TRUSTEE. Upon receipt by the Grantor of the notice of resignation, or upon removal of the Trustee as provided in Sections 9.1 and 9.2, the Grantor shall promptly appoint a successor trustee. Any successor trustee shall (i) be a bank or trust company in good standing and organized and doing business under the laws of the United States of America or of any state thereof, (ii) be a member of the Federal Reserve System or chartered in the State of New York, and (iii) not be a Parent, a Subsidiary or Affiliate of the Grantor. Upon the acceptance of the appointment as trustee hereunder by a successor trustee and the transfer to such successor trustee of the Trust Assets, the resignation or removal of the Trustee shall become effective (the "EFFECTIVE DATE") and the Grantor shall release the Trustee by written instrument. Thereupon, such estate, rights, powers, privileges and duties of the resigning or removed Trustee shall survive and continue in the successor trustee, and the resigning or removed Trustee shall be discharged from any future duties and obligations under this Agreement; provided however that the resigning or removed Trustee shall continue after the Effective Date to be entitled to the benefits of the indemnities provided herein for the Trustee. If no successor Trustee has been appointed and been accepted within sixty days after the giving by the existing Trustee of notice of resignation as described in section 9.1 hereof, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                     9.4 MERGER OR CONSOLIDATION. Any corporation into which the Trustee in its individual capacity may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee in its individual capacity shall be a party or any corporation to which substantially the corporate trust business of the Trustee in its individual capacity may be transferred, shall, subject to the terms of this Section 10, be the Trustee under this Agreement without any further action.

           10. TERMINATION

                     10.1 TERMINATION BY THE GRANTOR. The Trust Account and this Agreement shall be effective until:

                  (a) the satisfaction in full of all Retention Bonus and/or Severance Obligations, provided, that, in the event that a Beneficiary notifies the Trustee, which notification must be in writing and be delivered simultaneously to the Trustee and the Grantor, of a dispute regarding the satisfaction of Retention Bonus and/or Severance Obligations, the Trust Account and this Agreement shall not terminate until receipt by the Trustee of a Final


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                        Order or Settlement Agreement as defined in section 13
                        hereof and accompanied by an appropriate certification of the Grantor, indicating that the disputed Retention Bonus and/or Severance Obligation has been satisfied.

                  (b) payment and delivery by the Trustee of all Trust Assets pursuant to Section 2.3, 4.1 or 4.2.

                     10.2 EFFECT OF TERMINATION. Upon termination of the Trust Account the Trustee shall, transfer, pay over and deliver to the Grantor all of the Trust Assets remaining in the Trust Account less all its proper fees and expenses then owing in exchange for a written receipt from the Grantor. The indemnities provided under this Agreement shall survive termination.

           11. REPRESENTATIONS AND WARRANTIES OF THE GRANTOR

           The Grantor hereby represents and warrants to the Trustee that:

                  (a) This Agreement has been duly and validly executed and delivered and constitutes the legal, valid, binding, enforceable obligation of the Grantor; and

                  (b) The execution, delivery and performance of this Agreement and the transfer and conveyance of the Trust Assets pursuant hereto, do not and will not (i) violate or conflict with any of its charter documents or any provisions of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to such party, or (ii) result in a breach of, or constitute a default under, any indenture, loan or credit agreement, or any other agreement or instrument to which the Grantor is a party or by which the Grantor may be bound or affected.

           The Grantor further represents and warrants that at the date of delivery to the Trustee of the Trust Assets, the Trustee will then be the lawful owner of, and will have good and marketable title to the Trust Assets, free and clear of all liens.

           12. DEFINITIONS

           Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both such forms of such term are used in this Agreement):

           "BENEFICIARIES" shall mean the Retained Empire Employees named in the forms annexed hereto as Exhibit C hereto, and "BENEFICIARY" shall refer to any one of the Retained Empire Employees, individually, and shall include any successor of a Beneficiary by operation of law, including, without limitation, any liquidator, rehabilitator, receiver, conservator or lawful heir. Upon satisfaction of the

           Grantor's Retention Bonus and/or Severance Obligations to a Beneficiary, such person shall cease to be a beneficiary of this Agreement.

           "BUSINESS DAY" shall mean any day on which the offices of the Trustee in New York, New York are open for business.

           "ELIGIBLE SECURITIES" shall mean and include cash in U.S. dollars; fully insured certificates of deposit issued by a U.S. bank and payable in U.S. dollars; and obligations issued by or guaranteed by the United States Government.

           "FINAL ORDER" shall mean an order, decree, award, decision, or judgment from a court of competent jurisdiction, provided, however, that the Trustee shall have no duty or responsibility to determine the competency of a court, with respect to which rights of appeal have been exhausted, as certified by the party presenting such order to the Trustee, provided further, that the Trustee shall have no duty or responsibility to determine the veracity of such certification.

           "MARKET VALUE" shall mean, as of the time of any determination is to be made, (1) with respect to the Assets, the value of all assets in the Trust Account as of the last day of the preceding calendar quarter as determined by the Trustee.

           "PERSON" shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

           "RETAINED EMPIRE EMPLOYEES" shall mean, collectively, each of the addressees of the Retention Letters and/or employees of the Grantor entitled to severance in accordance with the terms of the Grantor's employee handbook, and such term used in singular form shall mean any such individual.

           "RETENTION BONUS" shall mean the amount due, or potentially due, from the Grantor to a Beneficiary, or if the context indicates that such term is used to refer to one or more persons, to Beneficiaries, under a Retention Letter, or, in reference to more than one Beneficiary, Retention Letters, offered by the Grantor to such Beneficiary (or Beneficiaries) in consideration of continued employment with the Grantor, as calculated in the Schedule annexed hereto as Exhibit D. "BUSINESS DAY" shall mean any day on which the offices of the Trustee in New York, New York are open for business.

           "RETENTION BONUS AND/OR SEVERANCE OBLIGATIONS" shall mean the total of the Grantor's obligations to a Beneficiary, or if the context indicates that such term is used to refer to one or more persons, to the Beneficiaries either under the Retention Letter(s) or pursuant to the severance policy established by the Grantor's employee handbook (such policy being subject to change based upon change to the applicable law), as calculated in the Schedule annexed hereto as Exhibit D. The aggregate amount of the Retention Bonus and/or Severance Obligations shall be reduced to the extent of Empire's payment, or the payment from the Trust, of amounts due under the Retention Letter(s) or pursuant to the severance policy established by the Grantor's employee handbook (such policy being subject to change based upon change in the applicable law), and may increase in accordance with the terms of certain of the Retention Letters.

           "RETENTION LETTER" shall mean a letter issued by Empire to one of the persons listed on the forms annexed hereto as Exhibit C, describing the salary, Retention Bonus and/or Severance offered to such persons. The plural form of this term shall have a corresponding meaning in reference to all such letters.

           "SETTLEMENT AGREEMENT" shall mean an agreement whereby a settlement has been made with the approval of the Grantor and the Beneficiary, which settles all the issues among them (the "Settled Issues"), and has been approved by the court, if any, before which the Settled Issues were pending, provided that, if the Settled Issues were not the subject of a court action and the party presenting the agreement to the Trustee also delivers a certification so stating, and, provided further that the Trustee shall have no duty or responsibility to determine the veracity of such certification, no court approval of the agreement shall be required.

           "SEVERANCE" shall refer to amount due, pursuant to the Grantor's employee handbook, to employees of the Grantor based upon the continued employment by such employees with the Grantor.

           "TERMINATION AFFIDAVIT" shall mean an affidavit of an authorized representative of the Grantor, in the form annexed hereto as Exhibit F.

           13. MISCELLANEOUS

                     13.1 GOVERNING LAW. This Agreement shall be subject to and governed by the laws of the State of New York.

                     13.2 SUCCESSORS AND ASSIGNS. No Party may assign this Agreement or any of its obligations hereunder without the prior written consent of the other Parties; provided, however, that this Agreement will inure to the benefit of and bind those who, by operation of law, become successors to the Parties, including, without limitation, any liquidator, rehabilitator, receiver, conservator, lawful heir and any successor merged or consolidated entity or person, as the case may be, and provided further that, in the case of the Trustee, the successor trustee is eligible to be a trustee under the terms hereof.

                     13.3 SEVERABILITY. In the event that any provision of this Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

                     13.4 ENTIRE AGREEMENT. This Agreement (including any Exhibits hereto) constitutes the entire agreement among the Parties, and there are no understandings or agreements, conditions or qualifications relative to this Agreement which are not fully expressed in this Agreement.

                     13.5 AMENDMENTS. This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, if such modification, amendment or waiver is in writing and signed by all of the Parties; provided, that the Trustee shall not be obligated to enter into any amendment which affects its own rights, duties or obligations hereunder.

                     13.6 NOTICES. Unless otherwise provided in this Agreement, all notices, directions, requests, demands, acknowledgments and other communications required or permitted to be given or made under the terms hereof shall be in writing and shall be deemed to have been duly given or made (a)(i) when delivered personally, (ii) when made or given by prepaid telex, telegraph or telecopier (with originals promptly to follow by mail), or (iii) in the case of mail delivery, upon the expiration of three (3) business days after any such notice, direction, request, demand, acknowledgment or other communication shall have been deposited in the United States mail for transmission by first class mail, postage prepaid, or upon receipt thereof, whichever shall first occur and
(b) when addressed as follows:

         If to the Grantor:     EMPIRE INSURANCE COMPANY
                                45 Main Street, Brooklyn, NY 11201
                                Attention:  Mr. Rocco J. Nittoli
                                Telephone:  718-422-4365
                                Facsimile:  718-422-4419

                                Wire Transfer instructions:

                                Bank Name:  JP Morgan Chase Bank
                                Account #:  012014974
                                Bank Routing #:  021000021

                                Account Holder: EMPIRE INSURANCE COMPANY

         If to the Trustee:     DEUTSCHE BANK TRUST COMPANY
                                AMERICAS
                                280 Park Avenue
                                MS NY C03-0912
                                New York, New York  10017

                                Attention:  Joseph Fernandez
                                Telephone:  (212) 454-4203
                                Facsimile:  (212) 454-2226/07

                                Wire Transfer instructions:

                                Deutsche Bank Trust Company Americas
                                ABA # 021001033
                                Account # 01419647:
                                Ref:  Empire Insurance
                                Attn:  Joseph Fernandez

         If to a Beneficiary:   At the address or location specified in a
                                Withdrawal Notice.

Each Party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of such change to the other Parties.

                     13.7 AUTHORIZED SIGNATORIES. The Grantor represents and warrants that any two of the individuals listed on the attached Exhibit E are authorized, by their signatures, a sample of each is also being shown on the attached Exhibit E, to bind the Grantor.

                     13.8 FURTHER ASSURANCES. Each Party shall from time to time execute and deliver such further documents and instruments and shall take such further actions as any other Party may reasonably request to effectuate the intent of this Agreement or to evidence compliance herewith.

                     13.9 REMEDIES. In the event of any breach of this Agreement, in addition to any legal remedies to the extent allowed by law, the Parties shall be entitled to equitable remedies, including without limitation, specific performance and injunctive relief.

                     13.10 TRUST ACCOUNT RECORDS. The Trustee will keep full and complete records of the administration of the Trust Account. The Grantor and/or any Beneficiary may examine such records at any time during the Trustee's business hours, upon reasonable request.

                     13.11 HEADINGS. The headings of the Sections have been inserted for convenience of reference only, and shall not be deemed to constitute a part of this Agreement.

                     13.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute one and the same Agreement. The Exhibits to the Agreement requiring signatures may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts of each Exhibit together shall constitute one and the same Exhibit. All signatures of the Parties and the Beneficiaries may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such Party and/or Beneficiary whose signature it reproduces and, with respect to facsimile signatures of a Party, will be binding upon such Party, provided that, the Parties provide hard copy original signatures to each other within ten (10) Business Days following execution.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.



                              EMPIRE INSURANCE COMPANY,
                                      AS GRANTOR

                              By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                              By:
                                      ------------------------------------------
                                      Name:
                                      Title:




                              DEUTSCH BANK TRUST COMPANY AMERICAS, AS TRUSTEE

                              By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   EXHIBIT A-1

                                 [ON LETTERHEAD]

                                WITHDRAWAL NOTICE


Deutsche Bank Trust Company Americas
60 Wall Street
MS NY C60-2515
New York, New York  10005

Attention:  Joseph Fernandez

Re:  Empire Insurance Company Trust Agreement

           Reference is made to the Trust Agreement (the "Trust Agreement"), dated January , 2003, by and between Empire Insurance Company, as grantor ("Empire"), and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). This certificate is hereby executed and delivered pursuant to
Section 2.1 of the Trust Agreement.

           All capitalized terms used in this certificate that are not otherwise defined herein shall have the meanings given to them in the Trust Agreement.

           The undersigned hereby certifies to the Trustee that:

          1. He or she, as the case may be, is a Beneficiary under the Trust Agreement;

          2. The undersigned is entitled to the payment of $_________ from the Trust Account in consideration of Retention Bonus and/or Severance Obligations owed to the undersigned by the Grantor.

          3. The undersigned has sent a copy of this notice, by hand-delivery or by certified mail to an authorized representative of the Grantor.

          4. The Trustee is hereby instructed to withdraw the Trust Assets specified in line 2, above, from the Trust Account established pursuant to the Trust Agreement and, in the absence of any objection as described in section 2.3 of the Trust Agreement, to deliver such Assets, or the U.S. dollar equivalent in cash proceeds thereof, to the undersigned on [Date] , in accordance with the instructions stated below:

WIRE TRANSFER INSTRUCTIONS:
Bank Routing Number:
Account Number:

Or

Check payable to _____________________
At address line 1:____________________
At address line 2:____________________
At City, State:_______________________
At Zip Code:___________________ (and Country, if outside of the United States)


           This certificate and the statements contained herein are made for your benefit and the benefit of Empire.

Date:                                       By:
                                                -------------------------------

                                   EXHIBIT A-2

                                 [ON LETTERHEAD]

                                WITHDRAWAL NOTICE


Deutsche Bank Trust Company Americas
60 Wall Street
MS NY C60-2515
New York, New York  10005

Attention:  Joseph Fernandez

Re:  Empire Insurance Company Trust Agreement

           Reference is made to the Trust Agreement (the "Trust Agreement"), dated January , 2003, by and between Empire Insurance Company, as grantor ("Empire"), and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). This certificate is hereby executed and delivered pursuant to
Section 2.1 of the Trust Agreement.

           All capitalized terms used in this certificate that are not otherwise defined herein shall have the meanings given to them in the Trust Agreement.

           The undersigned hereby certifies to the Trustee that:

          1. He or she, as the case may be, is a Beneficiary under the Trust Agreement;

          2. The undersigned is entitled to the payment of $ from the Trust Account in consideration of Severance owed to the undersigned by the Grantor.

          3. The undersigned has sent a copy of this notice, by hand-delivery or by certified mail to an authorized representative of the Grantor.

          4. The Trustee is hereby instructed to withdraw the Trust Assets specified in line 2, above, from the Trust Account established pursuant to the Trust Agreement and, in the absence of any objection as described in section 2.3 of the Trust Agreement, to deliver such Assets, or the U.S. dollar equivalent in cash proceeds thereof, to the undersigned on [Date] , in cash proceeds thereof, to the undersigned in accordance with the instructions stated below:

WIRE TRANSFER INSTRUCTIONS:
Bank Routing Number:
Account Number:

Or

Check payable to _____________________
At address line 1:____________________
At address line 2:____________________
At City, State:_______________________
At Zip Code:___________________ (and Country, if outside of the United States)



           This certificate and the statements contained herein are made for your benefit and the benefit of Empire.


Date:                                  By:
                                          -----------------------------------

                                   EXHIBIT B-1

                                 [ON LETTERHEAD]


Deutsche Bank Trust Company Americas
60 Wall Street
MS NY C60-2515
New York, New York  10005

Attention:  Joseph Fernandez

Re:  Empire Insurance Company Trust Agreement

           Reference is made to the Trust Agreement (the "Trust Agreement"), dated January , 2003, by and between Empire Insurance Company, as grantor ("Empire"), and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). This release is hereby executed and delivered pursuant to Section
2.1 of the Trust Agreement.

           All capitalized terms used in this release that are not otherwise defined herein shall have the meanings given to them in the Trust Agreement.

           The undersigned hereby certifies to the Trustee that:

          1. The undersigned is a Beneficiary under the Trust Agreement.

          2. The undersigned was paid $ by the Grantor in consideration of Retention Bonus and/or Severance Obligations owed to the undersigned by the Grantor, which Retention Bonus and/or Severance Obligations are now paid in full.

          3. The undersigned authorizes and instructs the Trustee to withdraw the Trust Assets specified in line 2, above, from the Trust Account established pursuant to the Trust Agreement and to deliver such Assets, or the U.S. dollar equivalent in cash proceeds thereof, to the undersigned on [Date] , in cash proceeds thereof

           This certificate and the statements contained herein are made for your benefit and the benefit of Empire.

Date:                                  By:
                                           -----------------------------------
                                       Name:
                                       Title:

                                   EXHIBIT B-2

                                 [ON LETTERHEAD]


Deutsche Bank Trust Company Americas
60 Wall Street
MS NY C60-2515
New York, New York  10005

Attention:  Joseph Fernandez

Re:  Empire Insurance Company Trust Agreement

           Reference is made to the Trust Agreement (the "Trust Agreement"), dated January , 2002, by and between Empire Insurance Company, as grantor ("Empire"), and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). This release is hereby executed and delivered pursuant to Section
2.1 of the Trust Agreement.

           All capitalized terms used in this release that are not otherwise defined herein shall have the meanings given to them in the Trust Agreement.

           The undersigned hereby certifies to the Trustee that:

          1. The undersigned is a Beneficiary under the Trust Agreement.

          2. The undersigned was paid $ by the Grantor in consideration of Severance owed to the undersigned by the Grantor, which Severance is now paid in full.

          3. The undersigned authorizes and instructs the Trustee to withdraw the Trust Assets specified in line 2, above, from the Trust Account established pursuant to the Trust Agreement and to deliver such Assets, or the U.S. dollar equivalent in cash proceeds thereof, to the undersigned on [Date] , in cash proceeds thereof.

           This certificate and the statements contained herein are made for your benefit and the benefit of Empire.


Date:                                  By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT C

             LIST OF BENEFICIARIES OF EMPIRE INSURANCE COMPANY TRUST



Name:                                          Specimen Signature: ____________

Address &

Social Security #

                                    EXHIBIT D

            SCHEDULE OF RETENTION BONUS AND/OR SEVERANCE OBLIGATIONS

                                    EXHIBIT E

                      AUTHORIZED SIGNATORIES OF THE GRANTOR


Name:  H. E. Scruggs                            Signature: ____________________
       -------------

TITLE:   PRES. & CHIEF EXEC. OFFICER



Name:  Rocco J. Nittoli                         Signature: ____________________
       ----------------

TITLE:   CHIEF OPERATING OFFICER



Name:  Douglas M. Whitenack                     Signature: ____________________
       --------------------

TITLE:   CHIEF FINANCIAL OFFICER



Name:  Christopher J. Gruttemeyer               Signature: ____________________
       --------------------------

TITLE:   VICE PRESIDENT



Name:  C. Gary Brown                            Signature: ____________________
          ----------

TITLE:   VICE PRESIDENT


Name:  Edward A. Hayes                          Signature: ____________________
       ---------------

TITLE:    SENIOR VICE PRESIDENT

                                    EXHIBIT F

                        AFFIDAVIT OF ON BEHALF OF EMPIRE
                         INSURANCE COMPANY IN CONNECTION
                      WITH THE TERMINATION OR CESSATION OF
                        EMPLOYMENT OF , TRUST BENEFICIARY


STATE OF                         )
                                 ) ss.:
COUNTY OF                        )

           __________________________ , being a duly authorized officer of Empire Insurance Company ("Grantor") and being duly sworn, deposes and says:

           1. I am authorized by the Grantor to make this affidavit and to present this affidavit to Deutsche Bank Trust Company Americas (the "Trustee") in accordance with the terms of the Trust Agreement (the "Trust Agreement"), dated January , 2003, by and between the Grantor and the Trustee. ---

           1. I am aware that any false statement or representation made herein would be subject to the penalties for perjury provided under the laws of the State of New York and/or the federal laws of the United States.

           2. _________ was terminated, failed to perform in accordance with a Retention Letter or the Grantor's employee handbook (as the case may be), or otherwise ceased employment with the Grantor in a manner or on terms that resulted in the loss by ____________ of rights to the payment of Retention Bonus and/or Severance Obligations by the Grantor from the Trust Account.

           3. The Trust Account contains $_______ in respect of the Retention Bonus and/or Severance Obligations that are no longer due from the Grantor to,
____________.


           4. The Grantor is entitled to withdraw from the Trust Account the amount described in paragraph 4 above.

           5. A true and correct copy of this affidavit was sent to ______________________ Employee by certified U.S. mail, on the same date as this affidavit was sent to the Trustee, at _______________________'s address as reflected by the Grantor's records.

           6. The Trustee is hereby instructed to withdraw the Trust Assets specified in paragraph 4, above, from the Trust Account established pursuant to the Trust Agreement and, in the absence of any objection as described in section
2.2 of the Trust Agreement, to deliver such Assets, or the U.S. dollar equivalent in cash proceeds thereof, to the Grantor, on [Date]

                                                        /s/
                                                        -----------------------
                                                        [name]

Sworn to before me this
31st day of May 2002

  /s/
  -----------------------------------
        Notary Public